UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2006

STRATUS SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-15789 (Commission File Number)	22-3499261 (IRS Employer Identification Number)
500 Craig Road, Suite 201 Manalapan, New Jersey 07726 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 866-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act
(17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e-4 (c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

As previously reported by Stratus Services Group, Inc. (the “Registrant”) in its current report on Form 8-K (the “Original Form 8-K”) filed with the United States Securities and Exchange Commission on January 12, 2006, the Registrant engaged Randall Gruber CPA as the Registrant’s independent accountant.

This Form 8-K/A is being filed to amend the Original Form 8-K which listed the name of the independent accounting firm incorrectly. The name should read as E. Randall Gruber, CPA, PC.

The Registrant has provided Amper, Politziner & Mattia, P.C. ("Amper") with a copy of this Report before its filing with the Securities and Exchange Commission. The Registrant has requested Amper to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in this Report and, if not, stating the respects in which it does not agree. The letter from Amper is attached hereto as Exhibit 16.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATUS SERVICES GROUP, INC.

Date: January 18, 2006	By:	/s/ Joseph J. Raymond

President & Chief Executive Officer